                                                                               .
                                                                               .
                                                                               .

                                  EXHIBIT 21.1

                           SUBSIDIARIES OF THE COMPANY

                                                                                                March 1, 2003
                                                                                                  Ownership
ALABAMA
         SCI Funeral Services, Inc. (Iowa Corp) Alabama subsidiaries
                  SCI Alabama Funeral Services, Inc.------------------------------------------      100%
                  SCI Georgia Funeral Services, Inc. (DE Corp) Alabama subsidiary
                        ECI Alabama Services, LLC---------------------------------------------      100%

ALASKA
         SCI Funeral Services, Inc. (Iowa Corp) Alaska subsidiary
                  SCI Alaska Funeral Services, Inc.-------------------------------------------      100%

ARIZONA
         SCI Funeral Services, Inc. (Iowa Corp) Arizona subsidiaries
                  National Cremation Society, Inc.--------------------------------------------      100%
                  SCI Arizona Funeral Services, Inc.------------------------------------------      100%

ARKANSAS
         SCI Funeral Services, Inc. (Iowa Corp) Arkansas subsidiary
                  SCI Arkansas Funeral Services, Inc.-----------------------------------------      100%

CALIFORNIA
         SCI Funeral Services, Inc. (Iowa Corp) California subsidiaries
                  SCI California Funeral Services, Inc.---------------------------------------      100%
                        Mount Vernon Memorial Park--------------------------------------------      100%
         SCI Special, Inc. (DE Corp)
                  SCI Administrative Services, LLC (DE LLC)
                        SCI Management L.P.-(DE LP) California subsidiary
                              SCI Western Operations HQ, Inc.---------------------------------      100%

COLORADO
         SCI Funeral Services, Inc. (Iowa Corp) Colorado subsidiary
                  SCI Colorado Funeral Services, Inc.-----------------------------------------      100%

CONNECTICUT
         SCI Funeral Services, Inc. (Iowa Corp) Connecticut subsidiary
                  SCI Connecticut Funeral Services, Inc.--------------------------------------      100%

DELAWARE
         BestHalf.com, Inc.-------------------------------------------------------------------       80%
         Christian Funeral Services, Inc.-----------------------------------------------------      100%
         SCI Funeral Services, Inc. (Iowa Corp) Delaware subsidiaries
                  ECI Cemetery Management Services, Inc.--------------------------------------      100%
                  ECI Indiana Holdings, Inc.--------------------------------------------------      100%
                        ECI Services of Indiana, L.P.-----------------------------------------        1%
                     ECI Indiana Holdings (LP), LLC-------------------------------------------      100%
                                    ECI Services of Indiana, L.P.-----------------------------       99%
                  ECI Management Services, Inc.-----------------------------------------------      100%
                  ECI-San Jose, Inc.----------------------------------------------------------      100%
                  ECI Services of Georgia, Inc.-----------------------------------------------      100%
                  ECI Services of Louisiana, Inc.---------------------------------------------      100%
                  ECI Services of Maine, Inc.-------------------------------------------------      100%

                  ECI Services of Missouri, Inc.----------------------------------------------      100%
                  ECI Services of New Hampshire, Inc.-----------------------------------------      100%
                  ECI Services of South Dakota, Inc.------------------------------------------      100%
                  ECI Services of Vermont, Inc.-----------------------------------------------      100%
                  Lake View Management Company, Inc.------------------------------------------      100%
                  Memorial Guardian Plans, Inc.-----------------------------------------------      100%
                  SCI California Funeral Services, Inc. (CA Corp) Delaware subsidiaries
                        California Cemetery and Funeral Services, LLC-------------------------        5%
                     ECI Capital Corporation--------------------------------------------------      100%
                        California Cemetery and Funeral Services, LLC-------------------------       95%
                  SCI Funeral Services, Inc.--------------------------------------------------      100%
                  SCI Georgia Funeral Services, Inc.------------------------------------------      100%
                        ECI Alabama Services, LLC (AL LLC) Delaware subsidiary
                              ECI-Chapel Hill, Inc.-------------------------------------------      100%
                  SCI Indiana Holdings, Inc.--------------------------------------------------      100%
                              SCI Indiana Funeral Services, L.P.------------------------------        1%
                        SCI Indiana Holdings (LP), LLC----------------------------------------      100%
                              SCI Indiana Funeral Services, L.P.------------------------------       99%
                  SCI Iowa Funeral Services, Inc. (IA Corp) Delaware subsidiary
                        SCI Iowa Finance Company----------------------------------------------      100%
                  SCI Maryland Funeral Services, Inc. (MD Corp) Delaware subsidiary
                        ECI Cemetery Services of Maryland, LLC--------------------------------      100%
                  SCI Missouri Funeral Services, Inc. (MO Corp) Delaware subsidiary
                        Missouri Commemorative Services, LLC----------------------------------      100%
                  SCI Ohio Funeral Services, Inc. (OH Corp) Delaware subsidiary
                        Rose Hill Securities Company------------------------------------------      100%
                  SCI Pennsylvania Funeral Services, Inc.(PA Corp) Delaware subsidiary
                        Gabauer Funeral Home, Inc.--------------------------------------------      100%
                  SCI Texas Funeral Services, Inc.--------------------------------------------      100%
                        Texas Marker, L.P.----------------------------------------------------        1%
                        Professional Funeral Traditions, LLC----------------------------------      100%
                              Texas Marker, L.P.----------------------------------------------       99%
                        CemCare, Inc. --------------------------------------------------------      100%
                  SCI Virginia Funeral Services, Inc. (VA Corp) Delaware subsidiaries
                        SCI Loan Services, LLC------------------------------------------------      100%
                              PSI Funding, Inc.-----------------------------------------------      100%
         Salvatore Air Transportation Corp.---------------------------------------------------      100%
         SCI Aviation, Inc.-------------------------------------------------------------------      100%
         SCI Executive Services, Inc.---------------------------------------------------------      100%
         SCI Finance Management Inc.----------------------------------------------------------      100%
         SCI Financial Services, Inc.---------------------------------------------------------      100%
                  Making Everlasting Memories, L.L.C.-----------------------------------------       80%
                  Purple Cross Insurance Agency, Inc.-----------------------------------------      100%
                  SCI Investment Services, Inc.-----------------------------------------------      100%
         SCI International Limited------------------------------------------------------------      100%
                  Galahad Investment Corporation----------------------------------------------       20%
                  Kenyon International Emergency Services, Inc.-------------------------------      100%
                  SCI Financing Corporation---------------------------------------------------      100%
                  SCI GP1, LLC----------------------------------------------------------------      100%
                  SCI GP2, LLC----------------------------------------------------------------      100%
                  Service Corporation International (Canada) Limited (CAN Corp)
                  DE subsidiary
                        SCI Funeral & Cemetery Purchasing Cooperative, Inc.-------------------       20%
                        Centre Funeraire Cote-des-Neiges Inc. (CAN Corp) DE subsidiary
                              SCI Funeral & Cemetery Purchasing Cooperative, Inc.-------------       20%
         SCI Special, Inc.--------------------------------------------------------------------      100%
                  SCI Administrative Services, LLC--------------------------------------------      100%
                        SCI Management L.P.---------------------------------------------------        1%

                  Remembrance Memorial Traditions, LLC----------------------------------------      100%
                        SCI Management L.P.---------------------------------------------------       99%
                              International Funeral Services, Inc.----------------------------      100%
                              Dignity Memorial Network, Inc.----------------------------------      100%
                                   SCI Funeral & Cemetery Purchasing Cooperative, Inc.--------       20%
                              SCI Western Operations HQ, Inc. (CA Corp) DE subsidiary
                                   SCI Funeral & Cemetery Purchasing Cooperative, Inc.--------       20%
                              SCI EOps HQ, Inc. (NY Corp)
                                   SCI Eastern Operations HQ Services, L.P. (TX LP) DE
                                     subsidiary
                                       SCI Funeral & Cemetery Purchasing Cooperative, Inc.----       20%

                  SCI Capital Corporation-----------------------------------------------------      100%
                        Investment Capital Corporation (TX Corp) Delaware subsidiary
                              IFC-YP, Inc.----------------------------------------------------      100%

DISTRICT OF COLUMBIA
         SCI Funeral Services, Inc. (Iowa Corp) DC subsidiaries
                  Joseph Gawler's Sons, Inc.--------------------------------------------------      100%
                  Witzke Funeral Homes, Inc.--------------------------------------------------      100%

FLORIDA
         SCI Funeral Services, Inc. (Iowa Corp) Florida subsidiaries
                  SCI Funeral Services of Florida, Inc.---------------------------------------      100%
                        Florida Marker, LLC---------------------------------------------------      100%
                        FM Cemetery, Inc.-----------------------------------------------------      100%
                        Fountainhead Memorial Park, LLC---------------------------------------      100%
                        Lakeview Memorial Gardens, LLC----------------------------------------      100%
                        Memorial Plans, Inc.--------------------------------------------------      100%
                        San Jose Funeral Homes, Inc.------------------------------------------      100%

GEORGIA
         SCI Funeral Services, Inc. (Iowa Corp) Georgia subsidiaries
                  SCI Georgia Funeral Services, Inc. (DE Corp) Georgia subsidiaries
                        SCI Georgia Land, Inc.------------------------------------------------      100%
                        ECI Cemetery Services of Georgia, LLC---------------------------------      100%

HAWAII
         SCI Funeral Services, Inc. (Iowa Corp) Hawaii subsidiaries
                  SCI Hawaii Funeral Services, Inc.-------------------------------------------      100%
                        Hawaiian Memorial Life Plan, Ltd.-------------------------------------      100%

ILLINOIS
         SCI Funeral Services, Inc. (Iowa Corp) Illinois subsidiaries
                  SCI Illinois Services, Inc.-------------------------------------------------      100%
                  Lake View Memorial Gardens, Inc.--------------------------------------------      100%
                        Lake View Funeral Home, Inc.------------------------------------------      100%

IOWA
         SCI Funeral Services, Inc.-----------------------------------------------------------      100%
                  Bunker's Eden Vale, Inc.----------------------------------------------------      100%
                  SCI Iowa Funeral Services, Inc.---------------------------------------------      100%

KANSAS
         SCI Funeral Services, Inc. (Iowa Corp) Kansas subsidiary
                  SCI Kansas Funeral Services, Inc.-------------------------------------------      100%

KENTUCKY
         SCI Funeral Services, Inc. (Iowa Corp) Kentucky subsidiary
                  SCI Kentucky Funeral Services, Inc.-----------------------------------------       99%

LOUISIANA
         SCI Funeral Services, Inc. (Iowa Corp) Louisiana subsidiary
                  SCI Louisiana Funeral Services, Inc.----------------------------------------      100%

MAINE
         SCI Funeral Services, Inc. (Iowa Corp) Maine subsidiary
                  SCI Maine Funeral Services, Inc.--------------------------------------------      100%

MARYLAND
         SCI Funeral Services, Inc. (Iowa Corp) Maryland subsidiaries
                  HFH, Inc.-------------------------------------------------------------------      100%
                        Burgee-Henss-Seitz Funeral Home, Inc.---------------------------------      100%
                        Bradley-Ashton-Matthews Funeral Home, Inc.----------------------------      100%
                        Charles S. Zeiler & Son, Inc.-----------------------------------------      100%
                        Danzansky-Goldberg Memorial Chapels, Inc.-----------------------------      100%
                        Edward Sagel Funeral Direction, Inc.----------------------------------      100%
                        Fleck Funeral Home, Inc.----------------------------------------------      100%
                        Gary L. Kaufman Funeral Home at
                              Meadowridge Memorial Park, Inc.---------------------------------      100%
                        Gary L. Kaufman Funeral Home Southwest, Inc.--------------------------      100%
                        Lemmon Funeral Home of Dulaney Valley, Inc.---------------------------      100%
                        Loring Byers Funeral Directors, Inc.----------------------------------      100%
                        Miller-Dippel Funeral Home, Inc.--------------------------------------      100%
                        Moran-Ashton Funeral Home, Inc.---------------------------------------      100%
                        National Cremation Service, Inc.--------------------------------------      100%
                        Sterling-Ashton-Schwab Funeral Home, Inc.-----------------------------      100%
                        Witzke Funeral Home of Catonsville, Inc.------------------------------      100%
                              Witzke, Inc.----------------------------------------------------    55.17%
                  SCI Maryland Funeral Services, Inc.-----------------------------------------      100%
                        George Washington Cemetery Company, LLC-------------------------------      100%

MASSACHUSETTS
         SCI Funeral Services, Inc. (Iowa Corp) Massachusetts subsidiaries
                  Affiliated Family Funeral Service, Inc.-------------------------------------      100%
                        AFFS Boston, Inc.-----------------------------------------------------       40%
                        AFFS North, Inc.------------------------------------------------------       30%
                        AFFS Norwood, Inc.----------------------------------------------------       40%
                        AFFS Quincy, Inc.-----------------------------------------------------       40%
                        AFFS South Coast East, Inc.-------------------------------------------       40%
                        AFFS South Coast West, Inc.-------------------------------------------       10%
                        AFFS West, Inc.-------------------------------------------------------       30%
                        Brunelle Funeral Home, Inc.-------------------------------------------       40%
                        Langone Funeral Home, Inc.--------------------------------------------       40%
                        Messier Funeral Home, Inc.--------------------------------------------       40%
                        Perlman Funeral Home, Inc.--------------------------------------------       40%
                        Pillsbury Funeral Homes, Inc.-----------------------------------------       40%
                        Stanetsky Memorial Chapels, Inc.--------------------------------------       40%
                        Sullivan Funeral Homes, Inc.------------------------------------------       40%
                        ECI-Carr Funeral Home, Inc.-------------------------------------------       49%
                        ECI-Fay McCabe Funeral Home, Inc.-------------------------------------       49%
                        ECI-Henderson Funeral Home, Inc.--------------------------------------       49%
                        ECI-Rapino Memorial Home, Inc.----------------------------------------       49%

MICHIGAN
         SCI Funeral Services, Inc. (Iowa Corp) Michigan subsidiary
                  SCI Michigan Funeral Services, Inc.-----------------------------------------      100%

MINNESOTA
         SCI Funeral Services, Inc. (Iowa Corp) Minnesota subsidiaries
                  SCI Minnesota Funeral Services, Inc.----------------------------------------      100%
                        Crystal Lake Cemetery Association-------------------------------------      100%

MISSISSIPPI
         SCI Funeral Services, Inc. (Iowa Corp) Mississippi subsidiaries
                  SCI Mississippi Funeral Services, Inc.--------------------------------------      100%
                        Nowell Funeral Homes, Inc.--------------------------------------------      100%
                              Nowell-Flippin Funeral Home
                                    (MS Partnership)------------------------------------------     7.83%
                        Nowell Funeral Services, Inc. of Kosciusko,
                              Mississippi-----------------------------------------------------      100%
                                    Nowell-Flippin Funeral Home
                                    (MS Partnership)------------------------------------------    15.67%

MISSOURI
         SCI Funeral Services, Inc. (Iowa Corp) Missouri subsidiaries
                  SCI Missouri Funeral Services, Inc.-----------------------------------------      100%
                        Memorial Guardian Plans, Inc.-----------------------------------------      100%

NEBRASKA
         SCI Funeral Services, Inc. (Iowa Corp) Nebraska subsidiary
                  SCI Nebraska Funeral Services, Inc.-----------------------------------------      100%

NEVADA
         SCI Funeral Services, Inc. (Iowa Corp) Nevada subsidiaries
                  SCI Texas Funeral Services, Inc. (DE Corp) Nevada subsidiary
                        SCI Texas Finance Company---------------------------------------------      100%

NEW JERSEY
         SCI Funeral Services, Inc. (Iowa Corp) New Jersey subsidiaries
                  SCI New Jersey Funeral Services, Inc.---------------------------------------      100%
                        Garden State Crematory, Inc.------------------------------------------      100%
                        Wien & Wien, Inc.-----------------------------------------------------      100%

NEW MEXICO
         SCI Funeral Services, Inc. (Iowa Corp) New Mexico subsidiaries
                  SCI New Mexico Funeral Services, Inc.---------------------------------------      100%
                        Southwest Commemorative Services, Inc.--------------------------------      100%

NEW YORK
         SCI Funeral Services, Inc. (Iowa Corp) New York subsidiaries
                  SCI Funeral Services of New York, Inc.--------------------------------------      100%
                        Chas. Peter Nagel Inc.------------------------------------------------      100%
                        I. J. Morris, Inc.----------------------------------------------------      100%
                        Marsellus Casket Company, Inc.----------------------------------------      100%
                        New York Funeral Chapels, Inc.----------------------------------------      100%
                        New York Marker, LLC--------------------------------------------------      100%
                        Thomas M. Quinn & Sons, Inc.------------------------------------------      100%
         SCI Special, Inc. (DE Corp)
                  SCI Administrative Services, LLC (DE LLC)

                        SCI Management L.P.-(DE LP) New York subsidiary
                              SCI EOps HQ, Inc.-----------------------------------------------      100%

NORTH CAROLINA
         SCI Funeral Services, Inc. (Iowa Corp) North Carolina subsidiary
                  SCI North Carolina Funeral Services, Inc.-----------------------------------      100%

OHIO
         SCI Funeral Services, Inc. (Iowa Corp) Ohio subsidiaries
                  Green Hills Management, Inc.------------------------------------------------      100%
                  SCI Ohio Funeral Services, Inc.---------------------------------------------      100%
                        The Knollwood Cemetery Company----------------------------------------      100%
                        Sunset Trust Estate---------------------------------------------------      100%

OKLAHOMA
         SCI Funeral Services, Inc. (Iowa Corp) Oklahoma subsidiaries
                  AED, Inc.-------------------------------------------------------------------      100%
                        Memorial Gardens Association------------------------------------------      100%
                        Rose Hill Burial Park, a Trust----------------------------------------       90%
                  SCI Oklahoma Funeral Services, Inc.-----------------------------------------      100%
                        Memorial Park Cemetery of Bartlesville, Oklahoma,
                              A Business Trust------------------------------------------------      100%
                        Rose Hill Memorial Park Trust-----------------------------------------      100%
                        Sunset Memorial Park Cemetery Trust-----------------------------------      100%
                        Memorial Park Association-A Trust-------------------------------------      100%
                        Sunny Lane Cemetery---------------------------------------------------      100%

OREGON
         SCI Funeral Services, Inc. (Iowa Corp) Oregon subsidiaries
                  SCI Oregon Funeral Services, Inc.-------------------------------------------      100%
                        Uniservice Corporation------------------------------------------------      100%

PENNSYLVANIA
         SCI Funeral Services, Inc. (Iowa Corp) Pennsylvania subsidiaries
                  Memorial Guardian Plans, Inc.(DE Corp) Pennsylvania subsidiary
                        Ensure Agency of Pennsylvania, Inc.-----------------------------------      100%
                  SCI Pennsylvania Funeral Services, Inc.-------------------------------------      100%
                        Auman Funeral Home, Inc.----------------------------------------------      100%
                        Ed Melenyzer Co.------------------------------------------------------      100%
                        Funeral Corporation Pennsylvania--------------------------------------      100%
                              Laughlin Funeral Home, Ltd.-------------------------------------      100%
                              Luther M. Kniffen, Inc.-----------------------------------------      100%
                              Rohland Funeral Home--------------------------------------------      100%
                        Harold B. Mulligan Co., Inc.------------------------------------------      100%
                        Stephen R. Haky Funeral Home, Inc.------------------------------------      100%
                        Theo. C. Auman, Inc.--------------------------------------------------      100%
                              Auman's, Inc.---------------------------------------------------      100%
                              Francis F. Seidel, Inc.-----------------------------------------      100%
                              Memorial Services Planning Corporation--------------------------      100%

RHODE ISLAND
         SCI Funeral Services, Inc. (Iowa Corp) Rhode Island subsidiary
                  SCI Rhode Island Funeral Services, Inc.-------------------------------------      100%

SOUTH CAROLINA
         SCI Funeral Services, Inc. (Iowa Corp) South Carolina subsidiary
                  SCI South Carolina Funeral Services, Inc.-----------------------------------      100%

TENNESSEE
         SCI Funeral Services, Inc. (Iowa Corp) Tennessee subsidiaries
                  SCI Tennessee Funeral Services, Inc.----------------------------------------      100%
                        Lily of the Valley, Inc.----------------------------------------------      100%
                        Lynnhurst Cemetery, Inc.----------------------------------------------      100%
                        Memphis Memory Gardens, Inc.------------------------------------------      100%

TEXAS
         SCI Funeral Services, Inc. (Iowa Corp) Texas subsidiaries
                  Equity Corporation International of Texas-----------------------------------      100%
                  JPH Properties, Inc.--------------------------------------------------------      100%
                  Professional Funeral Associates, Inc.---------------------------------------      100%
                  SCI Texas Funeral Services, Inc. (DE Corp) Texas subsidiaries
                        FHC Realty, Inc.------------------------------------------------------      100%
                        SCI Holdings of Texas, Inc.-------------------------------------------      100%
                        Texas Marker, L.P.----------------------------------------------------      100%
                        WFG Liquidation Corporation-------------------------------------------      100%
         SCI Special, Inc. (DE Corp)
                  SCI Capital Corporation (DE Corp) Texas subsidiary
                        Investment Capital Corporation----------------------------------------      100%
                  SCI Administrative Services, LLC (DE LLC)
                        SCI Management L.P.-(DE LP)
                              SCI Eastern Operations HQ Services, L.P.------------------------        1%
                              SCI EOps HQ, Inc. (NY Corp)
                                    SCI Eastern Operations HQ Services, L.P.------------------       99%

UTAH
         SCI Funeral Services, Inc. (Iowa Corp) Utah subsidiaries
                  SCI Utah Funeral Services, Inc.---------------------------------------------      100%
                        Wasatch Land and Improvement Company----------------------------------      100%
                        Wasatch Lawn Cemetery Association-------------------------------------      100%

VIRGINIA
         SCI Funeral Services, Inc. (Iowa Corp) Virginia subsidiaries
                  Memorial Guardian Plans, Inc. (Delaware Corp) Virginia subsidiary
                        Sentinel Security Plans, Inc.-----------------------------------------      100%
                  SCI Virginia Funeral Services, Inc.-----------------------------------------      100%

WASHINGTON
         SCI Funeral Services, Inc. (Iowa Corp) Washington subsidiary
                  SCI Washington Funeral Services, Inc.---------------------------------------      100%

WEST VIRGINIA
         SCI Funeral Services, Inc. (Iowa Corp) West Virginia subsidiaries
                  SCI West Virginia Funeral Services, Inc.------------------------------------      100%
                        Rosedale Cemetery Company---------------------------------------------      100%
                        Rosedale Funeral Chapel, Inc.-----------------------------------------      100%

WISCONSIN
         SCI Funeral Services, Inc. (Iowa Corp) Wisconsin subsidiary
                  SCI Wisconsin Funeral Services, Inc.----------------------------------------      100%

CANADA
         SCI International Limited (Delaware Corp.) Canada subsidiaries
              Service Corporation International (Canada)Limited-------------------------------      100%
                  Can Ensure Group, Inc.-(Federal)--------------------------------------------      100%
                  Centre Funeraire Cote-des-Neiges Inc.-(Quebec)------------------------------      100%
                  CFCDN Holdings Inc.-(Quebec)------------------------------------------------      100%
              611102 Saskatchewan Ltd.--------------------------------------------------------      100%
              3056269 Nova Scotia Company-----------------------------------------------------      100%
                  Service Corporation International Canada Funding Limited
                        Partnership-----------------------------------------------------------        1%
              3056271 Nova Scotia Company-----------------------------------------------------      100%
                  Service Corporation International Canada Funding Limited
                        Partnership-----------------------------------------------------------       99%
              Simmons & McBride Ltd. (Dormant)------------------------------------------------      100%
              3052761 Canada Inc. (Dormant)---------------------------------------------------      100%

ARGENTINA
         SCI International Limited (Delaware Corp.) Argentina subsidiaries
              SCI Latin America Ltd. (Cayman Island Corp.) Argentina subsidiaries
                  ***Jardin del Pilar SRL-----------------------------------------------------      100%

*** 1 share of stock is owned by SCI Cayman II Ltd and 1 share of stock is owned by Service Corporation International

AUSTRALIA
         SCI International Limited (Delaware Corp.) Australia subsidiary
              SCIA Holdings Pty. Limited------------------------------------------------------       20%

BELGIUM
         SCI International Limited (Delaware Corp.) Belgium subsidiaries
                     Camilla Belgium N.V.-----------------------------------------------------      100%
                     Diana Belgium N.V.-------------------------------------------------------      100%

BRAZIL
         SCI International Limited (Delaware Corp.) Brazil subsidiary
                     SCI Latin America Ltd. (Cayman Co.)--------------------------------------      100%
                           Service Corporation International Brazil Limitada------------------      100%

CAYMAN ISLANDS
         SCI International Limited (Delaware Corp.) Cayman Island subsidiaries
               SCI Latin America Ltd----------------------------------------------------------      100%
                     SCI Cayman II Ltd.-------------------------------------------------------      100%

CHILE
         SCI International Limited (Delaware Corp.) Chile subsidiaries
               SCI Latin America Ltd. (Cayman Island Corp.) Chile subsidiaries
                     Service Corporation International Chile Limitada-------------------------      100%
                           Administradora Los Parques SA--------------------------------------       57%
                           Inversiones Austral SA---------------------------------------------      100%
                                 Administradora Los Parques SA--------------------------------       43%
                           Los Parques SA-----------------------------------------------------      100%
                                 Administradora Funeraria Ltda.-------------------------------       51%
                                 Cinerario Ltda.----------------------------------------------       49%

FRANCE
         SCI International Limited (Delaware Corp.) French subsidiaries
               SPFGF--------------------------------------------------------------------------      100%
               Service Corporation International-Europe Continentale--------------------------      100%

                                 R.L.C--------------------------------------------------------      100%
                                       OGF----------------------------------------------------      100%
                                             GNEPF SAS----------------------------------------      100%
                                             Avenir Funeraire Conseil-------------------------      100%
                                             S.A Constructions Cedroni Freres-----------------    99.33%
                                             CGPF---------------------------------------------    97.81%
                                             Groupement Funeraire du Pere
                                                Lachaise--------------------------------------    64.24%
                                             Societe Europeenne De Prevoyance et
                                                 D'Assistance---------------------------------    99.20%
                                                   France Funeraire Service-------------------      100%
                                             Societe Monegasque De Thanatologie---------------    98.79%
                                             Ste De Transports Thanatologiques
                                                 A. Walter------------------------------------    57.67%
                                             CGSM---------------------------------------------    99.91%
                                             Le CAF-------------------------------------------    52.87%
                                             PFSE Tunisie-------------------------------------    94.00%

GERMANY
         SCI International Limited (Delaware Corp.) German subsidiaries
               SCI D GmbH---------------------------------------------------------------------      100%
                     Norddeutsche Bestattungsgesellschaft mbH---------------------------------      100%
                     Bestattungsinstitut Barbel Brand GmbH------------------------------------      100%
                     Breidenstein Bestattungen GmbH-------------------------------------------      100%
                     Thomas Amm GmbH----------------------------------------------------------      100%

LUXEMBOURG
         SCI International Limited (Delaware Corp.) Luxembourg subsidiary
              SCI Luxembourg SARL-------------------------------------------------------------       93%
         Galahad Investment Corporation (Delaware Corp.) Luxembourg subsidiary
              SCI Luxembourg SARL-------------------------------------------------------------        7%

MALAYSIA
         SCI International Limited (Delaware Corp.) Malaysian subsidiaries
              Enlightened Transition Sdn Bhd--------------------------------------------------      100%

PORTUGAL
         SCI International Limited (Delaware Corp.) Portugal subsidiaries
              SCI Portugal, S.A.--------------------------------------------------------------       15%

SINGAPORE
         SCI International Limited (Delaware Corp.) Singapore subsidiaries
         Singapore Casket Company PLC---------------------------------------------------------    67.57%
                          Casket Palace Company PLC-------------------------------------------      100%

SPAIN
         SCI International Limited (Delaware Corp.) Spain subsidiaries
              Service Corporation International Spain-----------------------------------------       15%

SWITZERLAND
         SCI International Limited (Delaware Corp.) Swiss subsidiaries
              Service Corporation International-Europe Continentale (French Corp.)
              Swiss subsidiaries
                          R.L.C. (French Corp.) Swiss subsidiaries
                                OGF (French Corp.) Swiss subsidiaries
                                      Osefi Holdings SA---------------------------------------       99%

                                           Financiere Du Maupas SA----------------------------       95%

UNITED KINGDOM
         SCI International Limited (Delaware Corp.) United Kingdom subsidiaries
                   Dignity Limited------------------------------------------------------------       20%

URUGUAY
         SCI International Limited (Delaware Corp.) Uruguay subsidiaries
             SCI Latin America Ltd. (Cayman Island Corp.) Uruguay subsidiaries
                   Berley SA------------------------------------------------------------------      100%
                   Coral TreBol---------------------------------------------------------------    88.70%
                   Pidanol SA-----------------------------------------------------------------    91.17%
                   Rensolar SA----------------------------------------------------------------    91.17%
                   Vigar SA-------------------------------------------------------------------      100%